                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  FEBRUARY 9, 2005
                                                 -------------------------------

                         DIAMOND OFFSHORE DRILLING, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                                   1-13926               76-0321760
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:   (281) 492-5300
                                                    ----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
------

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
------

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
------

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
------

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 9, 2005, Diamond Offshore Drilling, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2004. A copy of such press release is furnished herewith as Exhibit 99.1.

         The information furnished in this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is furnished as part of Item
                  2.02 of this Current Report on Form 8-K:

     Exhibit number        Description
     --------------        ------------------------------------
          99.1             Press Release dated February 9, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIAMOND OFFSHORE DRILLING, INC.


                                         By: /s/ William C. Long
                                             -----------------------------------
                                             William C. Long
                                             Vice President, General Counsel and
                                             Secretary

Dated:  February 9, 2005

                                  EXHIBIT INDEX


Exhibit number        Description
--------------        ------------------------------------
     99.1             Press Release dated February 9, 2005